[Parkstone logo omitted]

[Parkstone picture cover omitted]

                                  Annual Report
                                December 31, 1999

Parkstone Advantage Bond Fund

Parkstone Advantage International
   Discovery Fund

Parkstone Advantage
   Mid Capitalization Fund

Parkstone Advantage
   Small Capitalization Fund

Armada Advantage Equity Growth Fund


Parkstone Advantage Fund
Annual Report -- December 31, 1999



TABLE OF CONTENTS
Message From Your Chairman ...........................................     1
Message From Your Investment Adviser .................................     2
Portfolio Performance Discussion .....................................     4
Report of Independent Auditors .......................................     9

FINANCIAL STATEMENTS
   Statements of Operations ..........................................    10
   Statements of Changes in Net Assets ...............................    11
   Statement of Net Assets ...........................................    13
   Financial Highlights ..............................................    23

NOTES TO FINANCIAL STATEMENTS ........................................    28

NOTICE TO SHAREHOLDERS ...............................................    34


               Not FDIC Insured Not Bank Guaranteed May Lose Value

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by National City Corporation or any of its affiliates. Shares of the Funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board of any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal.

This report is submitted for the general information of shareholders of The Parkstone Advantage Fund. It is not authorized for distribution to prospective shareholders unless accompanied by or proceeded by a prospectus.

                            Parkstone Advantage Fund

BOARD OF TRUSTEES


ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Strategic Distribution, Inc.


HERBERT R. MARTENS, JR.
PRESIDENT
 Executive Vice President,
     National City Corporation
 Chairman, President and Chief Executive
     Officer, NatCity Investments,Inc.


LEIGH CARTER
 Retired President and Chief Operating
      Officer, B.F. Goodrich Company
 Director:
 Kirtland Capital Corporation
 Morrison Products
 TruSeal Technologies


JOHN F. DURKOTT
 President and Chief Operating Officer,
     Kittle's Home Furnishings Center, Inc.


ROBERT J. FARLING
Retired Chairman, President and Chief
     Executive Officer, Centerior Energy


RICHARD W. FURST, DEAN
     Garvice D. Kincaid Professor of Finance
     and Dean, Gatton College of Business
     and Economics, University of Kentucky
 Director:
 Foam Design, Inc.
 The Seed Corporation
 Office Suites Plus, Inc.
 ihigh.com, Inc.


GERALD L. GHERLEIN
 Executive Vice President and General
     Counsel, Eaton Corporation


J. WILLIAM PULLEN
 President and Chief Executive Officer,
     Whayne Supply Company

     The Parkstone Advantage Fund Trustees also serve as the Trustees of the
                   Armada Funds and Parkstone Group of Funds.

                                                        [Parkstone logo omitted]

MESSAGE FROM YOUR CHAIRMAN
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999


Dear Shareholders:

While 1999 was filled with a great deal of anticipation and Y2K uncertainty, we can now greet the future with confidence having addressed the challenges of this once in a lifetime event.

We continued to see strong performance in the equity sector, with exceptional performance from the International Discovery Fund for the calendar year ended December 31, 1999. With a return of 55.70%, the fund was able to outperform its benchmark, the EAFE, by 28.74% in a period when EAFE had outperformed the S&P 500 by 5.92%.

In the pages that follow, you will find a detailed discussion of the performance of each of the Parkstone Advantage Fund portfolios during the 1999 calendar year.

We wish you and your family health and prosperity in the year ahead, and thank you for your continued investment with us. If you have any questions regarding the funds, please call your account representative or the Parkstone Advantage Fund Investor Services line at 1-800-355-4555.


Sincerely,

/s/Robert D. Neary

Robert D. Neary
Chairman
[Parkstone logo omitted]

MESSAGE FROM YOUR INVESTMENT ADVISER
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999


ECONOMIC AND MARKET OVERVIEW

Dear Shareholder:

In 1999, the U.S. economy closed in on the longest expansion in this country's history. We continued to enjoy a period not only of unprecedented growth, but also of inordinate economic and price stability. While the gross domestic product grew by more than 4 percent for the fourth consecutive year, inflation increased by a scant 2.7 percent. Setting aside volatility in the energy and food sectors, 1999's core inflation rate reached a mere 1.9 percent, the lowest level since 1965. In short, the fundamentals of the U.S. economy are as good as they've been in decades.

We can attribute this high-growth, low-inflation environment to a number of factors, leading with the tremendous role that technology has played on a number of fronts. In manufacturing, automation has allowed corporate America to make massive gains in productivity in the past decade, up 5.7 percent in the 12 months ending September 1999 alone, more than offsetting the need to commit more financial resources to labor costs. At the same time, the Internet is driving prices down by giving businesses and consumers access to comparative pricing information on an unprecedented scale and by eliminating unnecessary distribution channels. E-commerce sales rose by nearly 250% to over $20 billion.

Meanwhile, the monetary policies of the Federal Reserve Board, coupled with a more prudent fiscal policy, have exerted a stabilizing influence on both the economy and the financial markets. We are also reaping the rewards of better regulatory and trade policies. Deregulation in the telecommunications, energy, and banking sectors, to name just three, has spurred new competition and a wave of mergers and acquisitions that are driving down costs while boosting profits. Also keeping prices in check is the dramatic growth in global trade, which has grown from 5 percent of worldwide gross domestic product in 1980 to 12 percent during the past year.

Looking at the U.S. equity markets, the S&P 500 Composite Index returned a total of 21.04 percent, making 1999 the fifth consecutive year in which the blue chip index's return exceeded the 20-percent mark. And, after 5 straight years of relative underperformance, small cap stocks staged a major comeback. The Russell 2000 Index, a leading small cap benchmark, actually outperformed the S&P 500, returning 21.26 percent.

However, hidden behind these aggregate numbers is the fact that Internet, telecommunications, and other technology stocks enjoyed a disproportionate share of the market's gains. Many other sectors, such as utilities, transportation, health care, and consumer staples, posted small or even negative returns.

How great was this disparity? In the small cap market, the technology-heavy Russell 2000 Growth Index returned 43.1 percent for the year, but the Russell 2000 Value Index actually declined in value, returning -1.49 percent. The difference within the large cap market was not quite as dramatic, although still telling. While the S&P 500/BARRA Growth Index returned a total of 28.26 percent, its counterpart, the S&P 500/BARRA Value Index, lagged with a total return of
12.72 percent.

Looking beyond the United States, few could have predicted the speed of the economic recovery that took place in Japan and the emerging markets of Asia and Latin America following the meltdown in 1998. However, the rapid and large monetary stimulus provided by innumerable central banks served to quickly restore confidence, allowing developing currencies and, subsequently, interest rates, to stabilize. At the same time, the rapid growth in the United States allowed exports from many developing regions to expand vigorously.

As a result, international equity markets staged a major comeback in 1999. The Morgan Stanley MSCI EAFE (Europe, Australasia, Far East) Index posted a total return of 26.96 percent. In Asia, Hong Kong's Hang Seng Stock Index jumped 73.52 percent over the past 12 months while Japan's Nikkei 225 Index returned 55.0 percent in U.S. dollars, aided in part by the strong recovery of the yen.

Thanks to a rally late in the year fueled largely by a wave of merger activity and technology and

MESSAGE FROM YOUR INVESTMENT ADVISER
--------------------------------------------------------------------------------
THE  PARKSTONE  ADVANTAGE  FUND                                DECEMBER 31, 1999


telecom buying, many leading European indices finished 1999 with outstanding numbers in local currency terms. France's CAC 40 grew by 51.1 percent, Germany's Xetra DAX increased by 39.0 percent, and the U.K.'s FTSE 100 climbed 17.8 percent. However, European results in dollars were dampened by the dismal performance of the euro, the single currency introduced by 11 European countries on January 1, 1999. The euro dropped by 14 percent versus the U.S. dollar to near parity by year-end, and as a result the Morgan Stanley MSCI Europe Index returned a respectable, though disappointing, 15.89 percent for the year.

The success of the world equity markets was not mirrored by the fixed income markets, which recorded their worst year since 1994. The Lehman Aggregate Bond Index posted only its second negative performance since 1976, returning -.083%. Virtually every sector of the bond market performed poorly as the unexpectedly strong world economic growth stirred up concerns about inflation. The Fed raised interest rates three times for a total of 75 basis points and other central banks followed suit. The Treasury markets, which had reaped the rewards of the "flight to quality" in late 1998 had the farthest to fall, but no fixed income sector was spared.

Looking ahead, we predict the bond market to show signs of a recovery in the coming year. A vigilant Fed and European Central Bank will likely impose at least two more rate hikes, but bond prices will start trending upward as investors become convinced that the specter of inflation has been quelled. Furthermore, we don't expect to see a repeat of the huge 13.4 percent surge in energy prices that contributed to inflationary worries throughout the year.

The prospects for the equity markets remain strong, and the inequality we saw in 1999 is unlikely to continue-at least not to the extremes that we've witnessed. The solid underlying fundamentals of the economy and healthy profit outlook for many overlooked sectors should lead to a broadening of the market in 2000. Although technology stocks are likely to continue to perform well over the long term, a shakeout in this sector is long overdue. This may finally be the year in which investors stop throwing money indiscriminately at dot-com companies and begin differentiating between those that have viable business models and those that are unlikely to succeed.

We are particularly intrigued by the earnings potential of companies in Asia and Europe as well as Latin America. All of these economies are at much earlier stages in their economic expansion than the United States. Moreover, we believe that Japan and the countries of Western Europe are finally beginning to undertake the sorely needed structural reforms that will enable them to compete in a competitive and truly global 21st-century economy. The international portfolios of U.S. investors should also benefit from continued strength in the yen and a likely decline in the U.S. dollar versus the euro.

In summary, we look forward to stronger worldwide economic growth than we've seen in the past decade with virtually no region of the globe left behind. Meanwhile, inflation throughout will remain surprisingly quiescent.



/s/Donald L. Ross


Donald L. Ross
Chief Investment Officer
National City Investment Management Company

PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999


BOND FUND

Rising interest rates, worries about inflation, and an oversupply of new issues contributed to the bond market's worst performance since 1994 and its second worst year since 1973. For the 12 months ended December 31, 1999, the Parkstone Advantage Bond Fund produced a total return of -1.96% (net of fees) while the Lehman Aggregate Bond Index returned -0.83%.

The economic crisis in Asia and Russia during 1998 had led to a global "flight to quality" that sent Treasury prices soaring but led to a lack of liquidity in every other sector of the bond market. Our portfolio had benefited from an underweight in long corporate bonds relative to the benchmark during this period, especially in August through October of 1998. The management team began 1999 by adding back holdings in corporate and mortgage-backed issues, but a monetary crisis in Brazil led us to approach these moves cautiously. As it turned out, the non-Treasury, or "spread"-sectors rebounded faster than we had anticipated as a flood of private capital quickly stabilized Brazil. We found ourselves underweighted in spread sectors as they enjoyed a strong first-quarter recovery. Treasury prices, in turn, began a year-long decline.

Meanwhile, the continued strength of the U.S. economy and the rapid global recovery sparked concerns that inflation might be on the rise. This fear prompted investors to flee the bond market and the Federal Reserve Board to raise interest rates three times. As a result, Treasury yields (which move in the opposite direction of their prices) climbed nearly 140 basis points by year-end, sparking a sell-off in other bond sectors as well. The plunge in bond prices was further exacerbated by an oversupply of new issues. In early summer, corporations flooded the market in anticipation of a Y2K-related investor pullback at year-end.

Despite the fears, inflation totaled less than 3% in 1999. We believe that it will remain well under control in the coming year as a vigilant Fed continues to tighten. Additional rate hikes could cause additional short-term bond market volatility, but investors should ultimately benefit once the specter of inflation has been erased. The management team currently maintains an overweight in spread sectors, which continue to offer superior value.

As of December 31, 11% of the fund's net assets were invested in U.S. Treasury securities, 4% in Agency debt, 44% in mortgage-backed securities, 28% in corporate bonds, and 10% in asset-backed securities. As of the same date, the average maturity of the fund was 8.4 years with an average credit quality of triple-A.



                       Bond Fund
   Average Annual Total Return as of December 31, 1999

One            Three             Five           Inception
Year           Year              Year            to Date
---------------------------------------------------------
(1.96%)         4.05%             6.05%            3.81%

[Bond Fund graph omitted]
plot points follows:

                  Bond         Lehman Aggregate
                  Fund            Bond Index
9/93             10,000             10,000
12/93             9,950             10,005
12/94             9,414              9,714
12/95            11,012             11,509
12/96            11,210             11,925
12/97            12,072             13,079
12/98            12,882             14,213
12/99            12,630             14,095

The Bond Fund's performance is compared to the Lehman Aggregate Bond Index, which represents the performance of overall bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Bond Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                  DECEMBER 31, 1999


INTERNATIONAL DISCOVERY FUND

The management team was pleased with the fund's outstanding performance during the past year. Our disciplined approach to country allocation added significant value over the benchmark, as the fund moved early and aggressively into the Asian markets. Stock selection was also an additive. In particular, technology and telecom stocks such as Nokia, NTT D.C.M. and Yahoo Japan performed strongly. For the 12 months ended December 31, 1999, the Parkstone Advantage International Discovery Fund returned a total of 55.70% (net of fees). During the same period, the Morgan Stanley MSCI EAFE (Europe, Australasia, Far East) Index returned 26.96%.

The accelerating growth of the world economy actually hindered the fund's performance somewhat during the first half of the year. Investors chose not to pay up for the predictable growth offered by many of the European companies in the portfolio, opting to take on more risk in a resurgent Asia and other emerging markets. The precipitous decline in the euro, the single currency introduced by eleven European countries on January 1, 1999, also detracted from our results in Europe during this period.

We began adding to our Japanese holdings in March and April just as a major restructuring announcement by Sony, the world's largest consumer electronics company, jump-started that country's equity markets. Investors interpreted Sony's plant closings and workforce reduction as a sign that Asian companies were at last taking the painful steps that had proven so beneficial to U.S. business over the past decade. Reforms in government policy and capital injections into the banking industry also comforted us that Japan was starting to correct longstanding problems.

The management team took a significant stake in Sony, starting with the restructuring announcement. Our stake increased as we learned more about its new PlayStation 2 gaming product and saw a huge upgrade cycle at hand in consumer electronics. The portfolio's largest holding, our Sony investment returned 313%.

Among our country allocations, we benefited most from our overweight in Hong Kong. Our investment discipline favored Hong Kong for its relatively inexpensive valuation and improvements in economic conditions and investor sentiment. We also viewed U.S. policy toward China as shifting to a more accommodative tone. By year-end, the Hang Seng Stock Index, Hong Kong's leading blue-chip indicator, jumped 73.52%.

Looking ahead, foreign markets continue to be well-positioned in terms of economic growth, government policy shifts, and corporate restructuring. Given our optimistic view on continued global growth, the management team is also looking at increasing holdings in basic materials and capital goods. We are looking at Germany with renewed interest as a result of new tax initiatives proposed by Finance Minister Hans Eichel. We added to our position in Allianz and initiated a position in the year 2000 of Murich Re, both of which should enhance the portfolio.



              International Discovery Fund
   Average Annual Total Return as of December 31, 1999

One             Three             Five           Inception
Year            Year              Year            to Date
----------------------------------------------------------
55.70%          21.08%            17.59%           13.14%
[International Discovery Fund graph omitted]
[plot points follows:]

              International        MSCI EAFE
             Discovery Fund          Index
9/30/93          10,000             10,000
12/93            10,350             10,086
12/94             9,650             10,871
12/95            10,590             12,091
12/96            12,222             12,823
12/97            12,482             13,052
12/98            13,931             15,662
12/99            21,691             19,884

The International Discovery Fund's performance is compared to the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index, which represents the performance of major stock markets in these regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the International Discovery Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
                                        5

PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999


Mid Capitalization Fund

Technology and Internet stocks drove the outstanding performance of the mid-cap market in 1999, as consistently strong earnings and attractive valuations relative to large caps beckoned investors. For the year ended December 31, 1999, the Parkstone Advantage Mid Capitalization Fund returned a total of 44.36% (net of fees) while the Russell Mid Cap Growth Index returned 51.30%.

The management team was pleased with the performance of the fund, despite the fact that our results fell somewhat short of the benchmark's. Frankly, outperforming the index would have been very difficult without overweighting the portfolio in pure Internet and telecommunications stocks, a position that we opted against as part of our prudent risk management strategy.

Although we had some exposure to pure-play Internet stocks such as Exodus Communications, Verisign, and Real Network, we elected to focus more on the companies meeting the infrastructure needs of the Internet and telecommunications industries. Our best performers in this arena included PMC-Sierra and RF Micro Devices, which posted gains of 230% and 137%, respectively, since joining the portfolio. Comverse Technology, one of our largest holdings in the technology sector, enjoyed an outstanding year as well, more than tripling in value.

We guessed correctly that software companies would reemerge during the second half as corporations began reallocating their information technology budget away from Y2K preparations. Beneficiaries of this trend included Mercury Interactive, Citrix Systems, and Rational Software. Our semiconductor holdings-led by Xilinx and Altera-also generated superior returns, thanks to the recovery in emerging markets and the growth of the Internet, wireless communications, and other components of the digital economy.

Our biotechnology picks, led by Medimmune and Biogen, posted excellent results. Medimmune's stock, up 199%, benefited from the successful introduction of Synagis. This injectable vaccine prevents infection from respiratory syncytial virus, the leading cause of pneumonia in children.

Looking ahead, the management team believes that the technology sector will continue to thrive, and it should drive much of the performance of the midcap market. Given our concern about the valuations of pure-play Internet companies, which appear to be extended, our weighting in these stocks will likely remain below the benchmark's and many of our peers as well. We are also aggressively seeking out growth opportunities beyond the technology sector in such areas as health care, media, and telecommunications, where valuations appear to be somewhat more reasonable.

                  Mid Capitalization Fund
    Average Annual Total Return as of December 31, 1999

One             Three             Five           Inception
Year            Year              Year            to Date
----------------------------------------------------------
44.36%         21.49%            22.12%           16.58%

[Mid Capitalization Fund graph omitted]
[plot points follows:]

                Mid Capitalization       Russell Mid Cap
                       Fund               Growth Index
9/30/93                10,000                 10,000
12/93                  10,021                 10,322
12/94                   9,499                 10,099
12/95                  12,258                 13,531
12/96                  14,386                 15,896
12/97                  16,196                 19,478
12/98                  17,869                 22,956
12/99                  25,795                 34,733

The Mid Capitalization Fund's performance is compared to the Russell Mid Cap Growth Index to better reflect the Fund's focus on the mid-cap sector of the U.S. stock market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Mid Capitalization Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999


SMAll CAPITALIZATION FUND

In 1999, small cap stocks rebounded strongly to outperform large caps for the first time in six years. During the first four months, a handful of Internet stocks at the high end of the market cap range-CMGI, DoubleClick, and E-Trade among them-accounted for nearly all the gains we witnessed. The rally subsequently broadened out to include semiconductor and software stocks as well as a whole new group of smaller Internet-related equities.

For the 12 months ended December 31, 1999, the Parkstone Advantage Small Capitalization Fund produced a total return of 31.24% (net of fees) while the Russell 2000 Growth Index returned a total of 43.10%. The management team was not pleased with results early in the year and took actions that set the stage for the fund to outperform its benchmark from May onward.

The narrow market worked against the fund during the first quarter because our market cap limit effectively prevented us from owning many of the early high-fliers. We remedied this situation heading into the second quarter by allowing the fund to own any stock, as long as it remained in our benchmark.

Our large exposure to technology stocks, particularly semiconductor and semiconductor capital equipment companies, proved to be a significant driver of performance from May onward. SDL, which we had purchased in August 1998, returned 721% from January through November. At that point, we were forced to sell our position because it had exceeded the portfolio's maximum market cap level. Other strong performers in this sector included Credence Systems and PRI Automation. Shareholders also profited when three holdings-Clarify Inc., DII Group, and Optical Coating Labs-were acquired by other companies at significant market premiums.

Earnings for technology companies should remain robust, and at year-end the fund remained overweighted in this sector. In particular, the portfolio offers exposure to a number of emerging technologies that offer catalysts for accelerating growth. The management team is sanguine about the prospects for wireless infrastructure holdings such as Sawtek and Digital Microwave. These companies should benefit from the migration to wireless technology for Internet access and other services that have traditionally been delivered through land lines.

We also like the prospects in the oil field services sector, where integrated oil companies have made major discoveries in deepwater areas. As a result, deepwater construction contractors such as Cal Dive International will be much in demand to help develop those resources.


                 Small Capitalization Fund
   Average Annual Total Return as of December 31, 1999

One             Three             Five           Inception
Year            Year              Year            to Date
----------------------------------------------------------
31.24%          6.54%            16.30%           15.46%

[Small Capitalization Fund graph omitted]
[plot points follows:]

               Small Capitalization       Russell 2000
                       Fund               Growth Index
9/30/93                10,000                 10,000
12/93                  10,648                 10,262
12/94                  11,209                 10,013
12/95                  15,207                 13,120
12/96                  19,717                 14,597
12/97                  18,638                 16,488
12/98                  18,171                 16,690
12/99                  23,847                 23,884

The Small Capitalization Fund's performance is compared to the Russell 2000 Growth Index to better reflect the Fund's focus on the mid-cap sector of the U.S. stock market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Small Capitalization Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

PORTFOLIO PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999


ARMADA ADVANTAGE EQUITY
GROWTH FUND

Leadership in the market narrowed during the final months of 1999, as investors rewarded technology stocks and a handful of other companies exhibiting strong earnings growth. From its inception on September 13, 1999, through December 31, 1999, the Armada Advantage Equity Growth Fund produced a total return of 14.00% (net of fees). During the same period, the S&P 500 Composite Index returned a total of 9.68%.

The portfolio's large weighting in technology stocks, 31.4% versus 28.2% for the S&P 500 Index, was responsible for much of the fund's outperformance. Cisco, our largest single holding, returned 51.5% for the period. Qualcomm, another core holding, returned 359% since the inception of the Fund, while Nortel Networks, Analog Devices, Sun Microsystems, and Applied Materials also rose briskly. Prudent risk management dictated that we trim our exposure to Cisco and Qualcomm somewhat at year-end.

The portfolio's overweight in consumer cyclicals relative to the S&P 500 also served the fund well. Our best performers from this sector included Home Depot and Wal-Mart, whose returns totaled 50.8% and 44.0%, respectively. Costco, Gap, and Lowe's Companies saw significant share price appreciation as well. The portfolio also profited from an underweight in financial stocks, which were hurt by rising interest rates and speculation that more rate hikes might be in the offing.

Looking ahead, the management team has positioned the portfolio to benefit from a period of continued strong economic growth and low inflation. In technology, semiconductor stocks such as Texas Instruments and Altera should prosper from strong worldwide demand. Cisco, Lucent Technologies, Intel, and ADC Telecommunications, companies that are meeting the ever-expanding infrastructure needs of the Internet and telecommunications industries, continue to look attractive.

The portfolio maintains an overweight in the industrial sector because these companies, which derive a significant portion of revenue from exports, should benefit from the global recovery now well underway. We remain modestly overweight in energy stocks as well, where we think oil prices may rise as a result of reduced production by OPEC. The management team is less optimistic about telecommunications providers and consumer non-cyclicals due to concerns about price competition. We are also eyeing pharmaceutical companies with caution because of Medicare proposals on the table that could prove detrimental to earnings.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999


The Board of Trustees and Shareholders
The Parkstone Advantage Fund

We have audited the accompanying statements of net assets of the Parkstone Advantage Fund (comprised of the Bond Fund, International Discovery Fund, Mid Capitalization Fund, Small Capitalization Fund and Armada Advantage EquityGrowth
Fund) (the "Fund") as of December 31, 1999, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds of the Parkstone Advantage Fund at December 31, 1999, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with auditing standards generally accepted in the United States.



/s/Ernst & Young LLP



Philadelphia, Pennsylvania
February 11, 2000


STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND
(000)


                                                                                                                    PERIOD ENDED
                                                               YEAR ENDED DECEMBER 31, 1999                      DECEMBER 31, 1999
                                                      -------------------------------------------------------    -----------------
                                                                INTERNATIONAL        MID           SMALL             ARMADA
                                                       BOND       DISCOVERY    CAPITALIZATION  CAPITALIZATION    ADVANTAGE EQUITY
                                                       FUND         FUND            FUND            FUND           GROWTH FUND*
                                                      -----      ------------  --------------  --------------    -----------------
INVESTMENT INCOME:
Interest .........................................    $  657       $   17        $   59          $   56              $  3
Dividends ........................................        --          232            50              20                10
Securities lending ...............................        --           --            12              14                --
Less: Foreign taxes withheld .....................        --          (21)           --              --                --
                                                      ------       ------        ------          ------              ----
     Total Investment Income .....................       657          228           121              90                13
                                                      ------       ------        ------          ------              ----
EXPENSES:
Investment advisory fees .........................        71          211           243             161                12
Less: fees waived by Investment Adviser ..........        --           --            --              --               (12)
Administration fees ..............................        20           49            49              32                 3
Custodian and accounting fees ....................        13           23            15              13                --
Professional fees ................................        12           33            42              31                 4
Trustees fees ....................................        --            1            --              --                --
Transfer Agent fees ..............................        10           11            17              11                 1
Printing and shareholder reports .................         7           12            17              11                 7
Miscellaneous ....................................        --            7             3               6                --
                                                      ------       ------        ------          ------              ----
     Total Expenses ..............................       133          347           386             265                15
                                                      ------       ------        ------          ------              ----
Net Investment Income/(Loss) .....................       524         (119)         (265)           (175)               (2)
                                                      ------       ------        ------          ------              ----
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on futures ..............        --           53           (47)             --                --
Net realized gain/(loss) on investments ..........      (365)       5,334         7,383           1,929               (26)
Net realized loss on foreign currency
   transactions ..................................        --          (18)           --              --                --
Net change in unrealized appreciation/
   depreciation on investments ...................      (418)       2,599         1,211           1,461               728
Net change in unrealized appreciation/
   depreciation on futures .......................        --            4            --              --                --
                                                      ------       ------        ------          ------              ----
Net gain/(loss) on investments ...................      (783)       7,972         8,547           3,390               702
                                                      ------       ------        ------          ------              ----
Net increase/decrease in net assets resulting
   from operations ...............................    $ (259)      $7,853        $8,282          $3,215              $700
                                                      ======       ======        ======          ======              ====

------------
*  Fund commenced operations on September 13, 1999.


                       SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND
(000)

                                                                          BOND FUND               INTERNATIONAL DISCOVERY FUND
                                                                     ----------------------       ----------------------------
                                                                         YEAR ENDED                        YEAR ENDED
                                                                        DECEMBER 31,                      DECEMBER 31,
                                                                     ----------------------       ----------------------------
                                                                        1999         1998           1999          1998
                                                                      --------     --------       --------      --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment income/(loss) ................................    $   524      $   619        $  (119)      $  (123)
     Net realized gain/(loss) on investments, futures and
         foreign currency transactions ...........................       (365)         259          5,369           451
     Net change in unrealized appreciation/depreciation
       on investments, futures and foreign currency
       transactions ..............................................       (418)         (47)         2,603         1,692
                                                                      -------      -------        -------       -------
Net increase/decrease in net assets resulting from operations ....       (259)         831          7,853         2,020
                                                                      -------      -------        -------       -------
DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ........................       (627)        (581)            --            --
     Distributions from net realized capital gains ...............       (111)          --           (770)          (80)
                                                                      -------      -------        -------       -------
Total Distributions ..............................................       (738)        (581)          (770)          (80)
                                                                      -------      -------        -------       -------
CAPITAL TRANSACTIONS:
     Proceeds from shares issued .................................      1,156        2,788            631         1,560
     Dividends reinvested ........................................        739          580            770            80
     Cost of shares redeemed .....................................     (5,765)      (3,137)        (6,271)       (3,993)
                                                                      -------      -------        -------       -------
Increase/(decrease) in net assets from capital transactions ......     (3,870)         231         (4,870)       (2,353)
                                                                      -------      -------        -------       -------
Total increase/(decrease) in net assets ..........................     (4,867)         481          2,213          (413)

NET ASSETS:
     Beginning of year ...........................................     12,337       11,856         18,371        18,784
                                                                      -------      -------        -------       -------
     End of year .................................................    $ 7,470      $12,337        $20,584       $18,371
                                                                      =======      =======        =======       =======
CAPITAL SHARE TRANSACTIONS:
     Issued ......................................................        110          256             42           118
     Reinvested ..................................................         76           54             51             6
     Redeemed ....................................................       (547)        (288)          (418)         (306)
                                                                      -------      -------        -------       -------
Change in shares .................................................       (361)          22           (325)         (182)
                                                                      =======      =======        =======       =======

                       SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND
(000)

                                                                                                                     ARMADA
                                                                                                                 ADVANTAGE EQUITY
                                                            MID CAPITALIZATION FUND    SMALL CAPITALIZATION FUND   GROWTH FUND*
                                                           ------------------------    ------------------------- ----------------
                                                                  YEAR ENDED                 YEAR ENDED           PERIOD ENDED
                                                                 DECEMBER 31,               DECEMBER 31,          DECEMBER 31,
                                                           -----------------------     ---------------------     ---------------
                                                               1999        1998           1999        1998            1999
                                                           ----------    ---------     ---------    --------       ---------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment loss .............................      $   (265)    $   (288)     $   (175)    $  (276)         $   (2)
     Net realized gain/(loss) on investments
       and futures ...................................         7,336        1,267         1,929       1,354             (26)
     Net change in unrealized appreciation/depreciation
       on investments and futures ....................         1,211        1,838         1,461      (1,788)            728
                                                            --------     --------      --------     -------          ------
Net increase/decrease in net assets resulting
   from operations ...................................         8,282        2,817         3,215        (710)            700
                                                            --------     --------      --------     -------          ------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net realized capital gains ...        (1,236)          --          (712)         --              --
                                                            --------     --------      --------     -------          ------
CAPITAL TRANSACTIONS:
     Proceeds from shares issued .....................         1,749        3,569         1,640       3,285           5,000
     Dividends reinvested ............................         1,236           --           712          --              --
     Cost of shares redeemed .........................       (16,130)      (8,379)      (10,836)     (6,981)             --
                                                            --------     --------      --------     -------          ------
Increase/(decrease) in net assets from capital
   transactions ......................................       (13,145)      (4,810)       (8,484)     (3,696)          5,000
                                                            --------     --------      --------     -------          ------
Total increase/(decrease) in net assets ..............        (6,099)      (1,993)       (5,981)     (4,406)          5,700

NET ASSETS:
     Beginning of period .............................        29,066       31,059        22,454      26,860              --
                                                            --------     --------      --------     -------          ------
     End of period ...................................      $ 22,967     $ 29,066      $ 16,473     $22,454          $5,700
                                                            ========     ========      ========     =======          ======
CAPITAL SHARE TRANSACTIONS:
     Issued ..........................................           105          238           109         198             500
     Reinvested ......................................            74           --            45          --              --
     Redeemed ........................................          (951)        (570)         (706)       (421)             --
                                                            --------     --------      --------     -------          ------
Change in shares .....................................          (772)        (332)         (552)       (223)            500
                                                            ========     ========      ========     =======          ======

-------------
*  Fund commenced operations on September 13, 1999.


                       See notes to financial statements.

Statement of Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999
BOND FUND


 PRINCIPAL                                          MARKET
  AMOUNT                SECURITY                     VALUE
   (000)               DESCRIPTION                   (000)
----------  -------------------------------------   -------
ASSET BACKED SECURITIES (9.9%):
    $160   First Security Auto Owner Trust,
             Series 1999-1, Class A4, 5.740%,
             06/15/04 ...........................  $  156
       9   Green Tree Financial, Series 1994-1,
             Class A3, 6.900%, 04/15/19 .........       9
     200   IMC Home Equity Loan Trust,
             Series 1997-7, Class A5, 6.760%,
             10/20/20 ...........................     197
     100   New Century Equity Trust,
             Series 1999-NCA, Class A4, 7.220%,
             07/25/30 ...........................      98
     100   New Century Home Equity,
             Series 1997-NC6, Class A6, 7.010%,
             05/25/26 ...........................      98
     100   Saxon Asset Security Trust,
             Series 1999-3, Class AF6, 7.525%,
             06/25/14 ...........................      99
      80   Vanderbilt Mortgage Finance,
             Series 1999-C, Class 1A3, 7.385%,
             01/07/20 ...........................      80
                                                   ------

Total Asset Backed Securities (Cost $751)             737
                                                   ------
CORPORATE BONDS (28.3%):
Banks (5.8%):
      95   Citicorp, 6.375%, 11/15/08 ...........      88
     100   First Chicago, 6.875%, 06/15/03 ......      99
      85   First Union, 6.950%, 11/01/04 ........      84
     175   PNC Trust, Series 1998-7, Class A5,
             6.750%, 09/25/28 ...................     161
                                                   ------
                                                      432
                                                   ------
Banks/Foreign (0.7%):
      55   HSBC Holding, 7.500%,
             07/15/09 ...........................      54
                                                   ------
Chemicals (0.7%):
      60   Lubrizol, 5.875%, 12/01/08 ...........      53
                                                   ------
Communications Equipment (1.2%):
      90   Motorola, 7.500%, 05/15/25 ...........      88
                                                   ------
Computer Software (2.2%):
     175   Computer Associates, 6.250%,
             04/15/03 ...........................     168
                                                   ------
Financial Services (3.3%):
     250   Countrywide Home Loan, 6.840%,
             10/22/04 ...........................     244
                                                   ------
Leasing & Renting (0.6%):
      50   Comdisco, 6.000%, 01/30/02 ...........      48
                                                   ------
Leisure & Recreational Products (0.7%):
      55   Brunswick, 6.750%, 12/15/06 ..........      51
                                                   ------
Machinery (1.7%):
     125   General Electric Capital, 7.620%,
             05/08/00 ...........................     125
                                                   ------

 PRINCIPAL                                          MARKET
  AMOUNT                SECURITY                     VALUE
   (000)               DESCRIPTION                   (000)
----------  -------------------------------------  -------
Corporate Bonds, continued:
Printing & Publishing (0.9%):
    $ 75   American Greetings, 6.100%,
             08/01/28 ...........................  $   67
                                                   ------
Real Estate Investment Trusts (6.2%):
      50   Bradley Operating Partnership,
             7.000%, 11/15/04 ...................      47
     125   Commercial Net Lease Realty, 8.125%,
             06/15/04 ...........................     122
      75   Gables Realty LP, 6.800%, 03/15/05          70
     140   New Plan Excel Realty Trust, 6.875%,
             10/15/04 ...........................     136
     100   Susa Partnership, 7.000%, 12/01/07 ...      89
                                                   ------
                                                      464
                                                   ------
Retail (1.3%):
     105   J.C. Penney & Co., 7.600%, 04/01/07 ..      98
                                                   ------
Steel & Steel Works (2.0%):
     160   Worthington Industries, 7.125%,
             05/15/06 ...........................     153
                                                   ------
Wholesale (1.0%):
      80   Arrow Electronic, 6.875%, 06/01/18 ...      71
                                                   ------

Total Corporate Bonds (Cost $2,199) .............   2,116
                                                   ------
Collateralized Mortgage Obligations (13.6%):
     235   Credit Suisse First Boston Mortgage
             Securities, Series 1997-C1, Class A1C,
             7.240%, 04/20/07 ...................     228
     190   Morgan Stanley Capital I, Series 1999-FNV1,
             Class A2, 6.530%, 03/15/32 .........     177
     130   Prudential Securities Secured Financing,
             Series 1998-C1, Class A1A3, 6.350%,
             09/15/07 ...........................     122
      80   Prudential Securities Secured Financing,
             Series 1999-NRF1, Class A2, 6.480%,
             01/15/09 ...........................      75
     268   Residential Accredit Loans, Series 1999-QS3,
             Class A8, 6.500%, 03/25/29 .........     242
     100     Residential Funding Mortgage  Securities I,
             Series 1998-S13,  Class
             A21, 6.750%, 06/25/28 ..............      92
      90   Vende Mortgage Trust, Series 1999-3,
             Class D, 6.500%, 06/15/25 ..........      84
                                                   ------

Total Collateralized Mortgage Obligations
   (Cost $1,089) ................................   1,020
                                                   ------
U.S. Government Agency Obligations (33.6%):
Federal National Mortgage Association (19.9%):
     125   5.625%, 05/14/04 .....................     120
     155   6.375%, 06/15/09 .....................     148

Statement of Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999
Bond Fund (concluded)

SHARES OR
 PRINCIPAL                                          MARKET
  AMOUNT                SECURITY                     VALUE
   (000)               DESCRIPTION                   (000)
----------  -------------------------------------   -------
U.S. GOVERNMENT AGENCY OBLIGATIONS, CONTINUED:
Federal National Mortgage Association (continued)
   201   Pool # 376750, 7.000%, 09/01/27 .....     $  195
   233   Pool # 433330, 6.500%, 08/01/28 .....        220
   358   Pool # 437810, 6.000%, 08/01/28 .....        328
   246   Pool # 437972, 6.000%, 08/01/28 .....        225
    95   Pool # C18271, 7.000%, 11/01/28 .....         92
   169   Pool # 252212, 6.500%, 01/01/29 .....        159
                                                   ------
                                                    1,487
                                                   ------
Government National Mortgage Association (13.7%):
   168   Pool # 345871, 6.500%, 09/15/23 .....        159
   352   Pool # 780213, 7.500%, 08/15/25 .....        348
   119   Pool # 498651, 6.500%, 04/01/29 .....        111
    79   Pool # 472939, 6.500%, 05/15/29 .....         74
    35   Pool # 478962, 7.500%, 12/15/29 .....         35
    90   Pool # 499998, 7.500%, 12/15/29 .....         89
   210   Pool # 516397, 7.500%, 12/15/29 .....        208
                                                   ------
                                                    1,024
                                                   ------

Total U.S. Government Agency Obligations
   (Cost $2,585) ...............................    2,511
                                                   ------
U.S. TREASURY OBLIGATIONS (11.2%):
U.S. Treasury Notes (6.3%):
   100   6.250%, 10/31/01 ......................      100
   145   6.500%, 05/15/05 ......................      145
   230   6.125%, 08/15/07 ......................      224
                                                   ------

                                                      469
                                                   ------
U.S. Treasury Bond (4.9%):
   390   6.250%, 08/15/23 ......................      368
                                                   ------

Total U.S. Treasury Obligations (Cost $853) ....      837
                                                   ------
Cash Equivalent (2.5%):
   184   Goldman Sachs Financial Square
  Premium Money Market Fund,
    (Cost $184) ................................      184
                                                   ------

Total Investments -- 99.1%  (Cost $7,661) ......   $7,405
                                                   ======

Other Assets and Liabilities, Net -- 0.9% ......       65
                                                   ------

                                                     VALUE
                                                     (000)
                                                   -------
NET ASSETS:
   Fund shares (unlimited authorization -- no par
     value) based on 769,034 outstanding shares of
     beneficial interest .......................   $7,591
   Undistributed net investment income .........      524
   Net unrealized depreciation on investments ..     (256)
   Accumulated net realized loss on
     investments ...............................     (389)
                                                   ------
Total Net Assets -- 100.0% .....................   $7,470
                                                   ======

Net Asset Value, Offering and Redemption
   Price Per Share .............................    $9.72
                                                    =====

------------
THE GROSS UNREALIZED  APPRECIATION/(DEPRECIATION)
  FOR BOOK PURPOSES WHICH IS NOT MATERIALLY DIFFERENT FROM
  FEDERAL INCOME TAX PURPOSES IS AS FOLLOWS:
   Gross appreciation ..........................     $  7
   Gross depreciation ..........................     (263)
                                                    -----
                                                    $(256)
                                                    -----


                       See notes to financial statements.

Statement of Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999
INTERNATIONAL DISCOVERY FUND

                                                   MARKET
                        SECURITY                    VALUE
  SHARES               DESCRIPTION                  (000)
---------- -------------------------------------- -------
COMMON STOCKS (95.7%):
Australia (1.3%):
  11,085   National Australia Bank+ ............   $  169
   4,842   Rio Tinto ...........................      104
                                                   ------
                                                      273
                                                   ------
Austria (0.4%):
   1,947   Mayr Melnhof Karton .................       90
                                                   ------
Canada (1.2%):
   2,780   BCE .................................      251
                                                   ------
Finland (3.5%):
   2,235   Nokia ADR ...........................      425
   4,337   Sonera Oyj ..........................      297
                                                   ------
                                                      722
                                                   ------
France (11.4%):
     608   Altran Technologies .................      367
   2,097   Aventis .............................      122
   1,813   Axa .................................      253
     426   Bouygues ............................      271
     860   Castorama Dubois ....................      262
     465   Compagnie de Saint Gobain ...........       87
     900   Equant* .............................      102
     128   L'Oreal .............................      103
     210   Louis Vuitton-Moet Hennessy .........       94
   1,762   STMicroelectronics+ .................      271
     382   Thomson Multimedia* .................       21
   2,078   Total Fina, Cl B+ ...................      277
   1,425   Vivendi .............................      128
                                                   ------
                                                    2,358
                                                   ------
Germany (9.0%):
     465   Allianz .............................      156
   1,112   Consors Discount-Broker* ............       93
   2,906   Deutsche Bank .......................      245
   1,932   Deutsche Telekom ....................      138
   2,066   Epcos* ..............................      155
   1,682   HypoVereinsbank .....................      115
   2,513   Linde ...............................      137
   1,700   Mannesmann+ .........................      410
   3,110   Siemens+ ............................      396
                                                   ------
                                                    1,845
                                                   ------
Hong Kong (5.6%):
  59,277   China Telecom (Hong Kong)* ..........      371
  11,067   HSBC Holdings .......................      155
  14,160   Hutchison Whampoa Limited ...........      206
  36,325   Johnson Electric Holdings ...........      233
  36,868   Li & Fung ...........................       92
  18,088   Swire Pacific, Cl A .................      107
                                                   ------
                                                    1,164
                                                   ------
Ireland (0.5%):
  12,914   Bank of Ireland .....................      103
                                                   ------
Israel (0.5%):
   1,170   BATM Advanced Communications ........       96
                                                   ------
Italy (4.0%):
   2,025   Assicurazioni Generali ..............       67
   1,107   Bipop - Carire ......................       98
  12,374   Bulgari .............................      111
  16,000   Telecom Italia ......................      226
  28,432   Telecom Italia Mobile+ ..............      317
                                                   ------
                                                      819
                                                   ------
Japan (22.7%):
   1,250   Benesse .............................      301
     172   Fancl ...............................       46
   3,594   Fanuc ...............................      457


                                                   MARKET
                        SECURITY                    VALUE
  SHARES               DESCRIPTION                  (000)
---------- --------------------------------------  ------
COMMON STOCKS, CONTINUED:
Japan (continued):
   3,984   Fujitsu*+ ...........................   $  182
      58   Hikari Tsushin ......................      116
   1,812   Honda Motor .........................       67
     600   Internet Initiative Japan ADR* ......       58
  20,000   Itochu*+ ............................      100
   1,300   Ito Yokado ..........................      141
   7,050   NEC .................................      168
   3,832   Nihon Unisys ........................      132
  14,078   Nikko Securities ....................      178
     465   Nintendo ............................       77
       3   Nippon Telegraph & Telephone ........       51
      15   NTT Mobile Communications Network ...      577
   5,413   Sanwa Bank+ .........................       66
     993   Seven-Eleven ........................      157
     790   SMC .................................      175
     244   Softbank ............................      234
   2,524   Sony ................................      748
   7,736   Sumitomo Bank .......................      106
   4,569   Takeda Chemical Industries ..........      226
     599   Takefuji ............................       75
   1,758   Tokyo Electron                             241
                                                   ------
                                                    4,679
                                                   ------
Mexico (0.9%):
   1,640   Telefonos de Mexico ADR .............      184
                                                   ------
Netherlands (3.2%):
   1,769   Heineken ............................       86
   3,095   ING Groep ...........................      187
   3,984   Royal Dutch Petroleum ...............      244
   3,912   Wolters Kluwer ......................      133
                                                   ------
                                                      650
                                                   ------
Poland (0.1%):
   1,257   Polski Koncern Nafto GDR* ...........       16
                                                   ------
Singapore (3.5%):
  16,384   DBS Group Holdings ..................      269
  22,520   Natsteel Electronics ................      119
  19,656   Singapore Airlines ..................      223
   4,700   Singapore Press Holdings ............      102
                                                   ------
                                                      713
                                                   ------
South Korea (1.2%):
   2,700   Korea Electric Power ADR ............       45
   5,570   Pohang Iron & Steel ADR .............      195
                                                   ------
                                                      240
                                                   ------
Spain (1.3%):
   9,477   Telefonica ..........................      237
     400   Terra Networks* .....................       22
                                                   ------
                                                      259
                                                   ------
Sweden (3.2%):
   5,868   Hennes & Mauritz, Series B ..........      197
   4,901   LM Ericsson ADR .....................      322
   1,250   Pharmacia & Upjohn ..................       56
   2,861   Svenska Cellulosa, Series A .........       84
                                                   ------
                                                      659
                                                   ------
Switzerland (5.7%):
     135   Adecco ..............................      105
     761   Credit Suisse Group .................      151
      30   Julius Baer Holdings ................       91

Statement of Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999
INTERNATIONAL DISCOVERY FUND (CONCLUDED)



SHARES OR                                          MARKET
PRINCIPAL               SECURITY                   VALUE
 SHARES                DESCRIPTION                 (000)
---------- -------------------------------------- -------
Common Stocks, continued:
Switzerland (continued):
      62   Nestle ..............................  $   114
     164   Novartis ............................      241
      19   Roche Holding .......................      226
      77   Swiss Re ............................      158
     336   UBS, Registered .....................       91
                                                  -------
                                                    1,177
                                                  -------
Taiwan (1.1%):
   4,976   Taiwan Semiconductor ADR* ...........      224
                                                  -------
United Kingdom (15.3%):
  13,324   Allied Zurich .......................      157
   6,838   Bass ................................       85
   8,470   BOC Group ...........................      182
  20,965   BP Amoco ............................      211
   2,027   British Aerospace Conversion
             Loan Stock* .......................        3
   7,989   British Telecom .....................      196
   2,800   Colt Telecom Group* .................      144
  10,092   Compass Group .......................      139
   2,973   Energis* ............................      143
  22,339   FKI .................................       87
   9,928   Freeserve* ..........................       93
  30,089   Invensys ............................      164
   8,230   Logica ..............................      213
  14,971   Marconi .............................      265
  21,732   National Grid Holdings ..............      166
  10,197   Pearson .............................      331
  11,200   QXL* ................................      263
   5,601   Standard Chartered ..................       87
  15,350   Thus* ...............................       97
   8,408   WPP Group ...........................      133
                                                  -------
                                                    3,159
                                                  -------
United States (0.1%):
     375   Infonet Services* ...................       10
      49   OpenTV* .............................        4
                                                  -------
                                                       14
                                                  -------
Total Common Stocks (Cost $12,478) .............   19,695
                                                  -------
U.S. Government Agency Obligation (1.5%):
 $300,000  Federal Home Loan Mortgage
               Discount Note, 5.470%,
               01/12/00, (Cost $300) ...........      300
                                                  -------
Cash Equivalent (3.6%):
   745,338 Goldman Sachs Financial Square
               Premium Money Market Fund,
               (Cost $745) .....................      745
                                                  -------
Total Investments (Cost $13,523)--  100.8% .....  $20,740
                                                  =======

Other Assets and Liabilities, Net -- (0.8%) .....    (156)
                                                  -------

                                                   Value
                                                   (000)
                                                  -------
Net Assets:
   Fund shares (unlimited authorization -- no par
     value) based on 1,003,461 outstanding shares
     of beneficial interest ....................  $ 8,456
   Accumulated net realized gain on investments
       and futures .............................    4,916
   Net unrealized appreciation on investments ..    7,217
   Net investment loss .........................       (5)
                                                  -------
Total Net Assets -- 100.0% ...................... $20,584
                                                  =======

Net Asset Value, Offering and Redemption Price
   Per Share ...................................   $20.51
                                                  =======

---------------
*  Non-income  producing  security
+  Security  fully or partially on loan
ADR -- American Depository Receipt
Cl -- Class
GDR -- Global Depository Receipt

---------------
THE GROSS  UNREALIZED  APPRECIATION/DEPRECIATION  FOR BOOK
   PURPOSES WHICH IS NOT MATERIALLY DIFFERENT FROM
   FEDERAL INCOME TAX PURPOSES IS AS FOLLOWS:
   Gross appreciation ..........................  $ 7,415
   Gross depreciation ..........................     (198)
                                                  -------
                                                  $ 7,217
                                                  -------


At December 31, 1999, sector diversification of the Portfolio was as follows:
SECTOR DIVERSIFICATION                 % OF
COMMON STOCKS                       NET ASSETS    VALUE
                                    ----------  -------
Electronics ......................     13.8%    $ 2,848
Banking ..........................      9.4%      1,933
Manufacturing ....................      6.5%      1,338
Telecommunications ...............      6.5%      1,331
Telecommunication Services .......      6.3%      1,302
Retail ...........................      6.3%      1,300
Telecommunications Equiptment ....      5.5%      1,128
Telephone ........................      5.0%      1,031
Pharmaceuticals ..................      4.2%        871
Insurance ........................      3.8%        791
Oil & Gas ........................      3.6%        748
Computer Software ................      2.7%        551
Food & Beverage ..................      2.5%        518
Engineering Services .............      2.5%        505
Computers ........................      2.4%        496
Financial Services ...............      2.3%        475
Building and Construction ........      1.7%        358
Commercial Services ..............      1.5%        301
Metals ...........................      1.5%        299
Internet .........................      1.2%        255
Publishing .......................      1.1%        234
Airlines .........................      1.1%        223
Distribution .....................      0.9%        192
Chemicals ........................      0.9%        182
Paper Products ...................      0.9%        174
Advertising ......................      0.7%        133
Human Resources ..................      0.5%        105
Automotive .......................      0.3%         67
Aerospace ........................      0.1%          6
                                      ------    -------
Total Common Stocks ..............     95.7%     19,695
Total U.S. Government
   Agency Obligation .............      3.6%        745
Total Cash Equivalent ............      1.5%        300
                                      ------    -------
Total Investments ................    100.8%     20,740
Other Assets and Liabilities, Net.     (0.8%)      (156)
                                      ------    -------
Net Assets .......................    100.0%    $20,584
                                      ======    =======


                       SEE NOTES TO FINANCIAL STATEMENTS.

Statement of Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999
MID CAPITALIZATION FUND

                                                    MARKET
                        SECURITY                    VALUE
  SHARES               DESCRIPTION                  (000)
----------  ---------------------------------   ------------
Common Stocks (95.5%):
Air Transportation (0.4%):
   6,300   Southwest Airlines ..............     $    102
                                                 --------
Auto (1.6%):
   1,700   General Motors, Cl H* ...........          163
   7,400   Gentex* .........................          205
                                                 --------
                                                      368
                                                 --------
Broadcasting, Newspapers & Advertising (8.3%):
   4,300   AMFM*+ ..........................          336
   1,700   Doubleclick*+ ...................          430
   4,100   Interpublic Group of Companies ..          237
   2,000   Real Network* ...................          241
   1,100   Univision Communications*+ ......          112
   3,400   Westwood One * ..................          258
   4,000   Young & Rubicam .................          283
                                                 --------
                                                    1,897
                                                 --------
Communications Equipment (0.4%):
   1,300   CTS .............................           98
                                                 --------
Computer Equipment (2.2%):
   2,800   Lexmark International, Cl A*+ ...          253
   3,200   Visual Networks*+ ...............          254
                                                 --------
                                                      507
                                                 --------
Computers (4.8%):
   3,400   Comverse Technology*+ ...........          492
   2,500   Jabil Circuit* ..................          182
   3,600   Symbol Technologies .............          229
   6,500   Unisys* .........................          208
                                                 --------
                                                    1,111
                                                 --------
Drugs & Health Care (5.4%):
   3,000   Biogen*+ ........................          253
   8,200   Forest Laboratories* ............          504
   2,900   Medimmune*+ .....................          481
                                                 --------
                                                    1,238
                                                 --------
Electrical Services (5.1%):
   6,300   AES* ............................          471
   4,000   Calpine* ........................          256
   6,200   Gemstar International*+ .........          442
                                                 --------
                                                    1,169
                                                 --------
Food & Beverage (0.6%):
   2,500   Adolph Coors, Cl B ..............          131
                                                 --------
Insurance (2.2%):
   6,800   Aflac ...........................          321
   6,800   Nationwide Financial Services ...          190
                                                 --------
                                                      511
                                                 --------
Miscellaneous Business Services (4.6%):
   3,200   Citrix Systems*+ ................          394
  12,600   Concord EFS*+ ...................          324
   3,700   Electronics for Imaging* ........          215
   3,300   Fiserv* .........................          126
                                                 --------
                                                    1,059
                                                 --------

                                                    MARKET
                        SECURITY                    VALUE
  SHARES               DESCRIPTION                  (000)
----------  ---------------------------------   ------------
Common Stocks, continued:
Petroleum & Fuel Products (0.8%):
   4,800   Apache ..........................     $    177
                                                 --------
Printing & Publishing (0.8%):
   4,500   Valassis Communications .........          190
                                                 --------
Professional Services (0.9%):
   5,100   Paychex .........................          204
                                                 --------
Retail (5.9%):
   3,300   Best Buy* .......................          166
   6,600   BJ's Wholesale Club* ............          241
   3,300   Circuit City ....................          149
  12,000   Family Dollar Stores ............          196
   9,700   Jack In The Box* ................          201
   7,300   Linens 'N Things* ...............          216
   2,500   Tandy ...........................          123
   4,100   The Children's Place*+ ..........           67
                                                 --------
                                                    1,359
                                                 --------
Semi-Conductors/Instruments (22.6%):
   7,300   Altera* .........................          362
   4,800   Analog Devices* .................          446
   2,400   JDS Uniphase* ...................          387
   3,900   KLA-Tencor* .....................          434
   3,000   LSI Logic*+ .....................          203
   3,400   Maxim Integrated Products* ......          160
   4,100   Novellus Systems* ...............          502
   2,500   PMC-Sierra* .....................          401
   5,000   RF Micro Devices* ...............          342
   2,700   Sanmina*+ .......................          270
   1,800   SDL* ............................          392
   7,400   Teradyne* .......................          488
   7,100   Vitesse Semiconductor* ..........          372
   9,600   Xilinx* .........................          437
                                                 --------
                                                    5,196
                                                 --------
Software (14.8%):
   3,300   Adobe Systems ...................          222
   3,600   J.D. Edwards & Company* .........          108
   2,600   Legato Systems* .................          179
   3,100   Mercury Interactive* ............          335
  10,800   Novell* .........................          431
   6,800   Rational Software* ..............          334
   5,600   Remedy* .........................          265
   5,400   Siebel Systems* .................          454
   5,400   Symantec* .......................          317
   1,700   Verisign* .......................          325
   2,950   Veritas Software*+ ..............          422
                                                 --------
                                                    3,392
                                                 --------
Telephone & Telecommunication (12.1%):
   3,800   Broadwing* ......................          140
  10,500   Centurytel+ .....................          497
   1,700   Echostar Communications* ........          166
   5,000   Exodus Communications*+ .........          444
   7,000   McLeodUSA, Cl A*+ ...............          412

Statement of Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999
MID CAPITALIZATION FUND (CONCLUDED)


SHARES OR                                          MARKET
PRINCIPAL              SECURITY                    VALUE
 AMOUNT               DESCRIPTION                  (000)
----------  ---------------------------------   ------------
COMMON STOCKS, CONTINUED:
Telephone & Telecommunication (continued):
   4,300   Nextel, Cl A*+ ..................      $   443
   3,000   RCN* ............................          146
   1,950   Voicestream Wireless*+ ..........          278
   3,200   Winstar Communications*+ ........          241
                                                  -------
                                                    2,767
                                                  -------
Testing Laboratories (2.0%):
   1,500   Affymetrix*+ ....................          255
   1,700   PE Biosystems ...................          205
                                                  -------
                                                      460
                                                  -------

Total Common Stocks (Cost $13,536) .........       21,936
                                                  -------
U.S. Government Agency Obligation (2.9%):
 $670,000  Federal Home Loan Bank
                  Discount Note 4.820%,
                  01/06/00, (Cost $670) ....          670
                                                  -------
CASH EQUIVALENT (1.9%):
   425,846 Goldman Sachs Financial
             Square  Premium Money
             Market Fund, (Cost $426) ......          426
                                                  -------

Total Investments (Cost $14,632) -- 100.3%        $23,032
                                                  =======
Other Assets and Liabilities, Net -- (0.3%)           (65)
                                                  -------

                                                     VALUE
                                                     (000)
                                                    -------
NET ASSETS:
   Fund shares (unlimited authorization -- no par
     value) based on 1,079,539 outstanding shares
     of beneficial interest                       $ 7,529
   Net unrealized appreciation on investments       8,400
   Accumulated net realized gain                    7,038
                                                  -------

Total Net Assets -- 100.0%                        $22,967
                                                  =======

Net Asset Value, Offering and Redemption
   Price Per Share                                 $21.27
                                                  =======

--------------
* Non-income producing security
+ Security fully or partially on loan
Cl -- Class

--------------
THE GROSS UNREALIZED  APPRECIATION/(DEPRECIATION)
   FOR BOOK PURPOSES WHICH IS NOT MATERIALLY DIFFERENT
   FROM FEDERAL INCOME TAX PURPOSES IS AS FOLLOWS:
   Gross appreciation ......................      $ 8,647
   Gross depreciation ......................         (247)
                                                  -------
                                                  $ 8,400
                                                  -------


                       SEE NOTES TO FINANCIAL STATEMENTS.

Statement of Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999
Small Capitalization Fund


                                                    MARKET
                        SECURITY                    VALUE
  SHARES               DESCRIPTION                  (000)
----------  -----------------------------------  ----------
Common Stocks (92.8%):
Air Transportation (0.7%):
   4,400   Atlas Air* ........................   $    121
                                                 --------
Auto (2.6%):
   8,000   Gentex* ...........................        222
   7,800   Monaco Coach* .....................        199
                                                 --------
                                                      421
                                                 --------
Banks (2.1%):
   4,000   Cullen Frost Bankers ..............        103
   5,300   Imperial Bancorp* .................        128
  16,200   Republic Security Financial .......        116
                                                 --------
                                                      347
                                                 --------
Broadcasting, Newspapers & Advertising (3.2%):
   2,100   Citadel Communications* ...........        136
   4,100   Cumulus Media* ....................        208
   4,425   Spanish Broadcasting Systems, Cl A*        178
                                                 --------
                                                      522
                                                 --------
Business Services (18.7%):
     850   Allaire* ..........................        124
   1,200   Business Objects* .................        160
   2,000   Clarify* ..........................        252
   1,700   Clarus Corp* ......................        112
   2,600   Corporate Executive Board* ........        145
   1,400   Diamond Technology Partners* ......        120
   1,000   Digex* ............................         69
   8,600   Hooper Holmes .....................        221
   2,400   Level 8 Systems*+ .................         83
     750   Mastech* ..........................         19
   2,100   Mercury Interactive* ..............        227
     500   MicroStrategy* ....................        105
   7,000   Netobjects* .......................        116
   9,000   Novadigm* .........................        187
   7,700   Online Resources & Communications*         128
   4,400   Onyx Software* ....................        163
     460   Preview Systems* ..................         30
   6,500   Psw Technologies * ................        130
   4,000   Remedy* ...........................        190
  11,200   Sapiens International Corporation*+        184
   5,100   Titan* ............................        240
   2,450   Xpedior *+ ........................         70
                                                 --------
                                                    3,075
                                                 --------
Communications Equipment (12.9%):
   5,300   Act Manufacturing* ................        199
   1,450   Ancor Communications* .............         98
   5,400   Audiovox, Cl A* ...................        164
   2,350   C-Cor Electronics* ................        180
   2,600   CTS ...............................        196
   3,300   Digital Microwave* ................         77
   1,500   Dii Group* ........................        106
   7,000   Mercury Computer Systems* .........        245
   5,400   Optimal Robotics* .................        201
   4,400   Sawtek* ...........................        293
   4,300   SBS Technologies* .................        157


                                                    MARKET
                        SECURITY                    VALUE
  SHARES               DESCRIPTION                  (000)
----------  -----------------------------------  ----------
COMMON STOCKS, CONTINUED:
Communications Equipment (continued):
   3,100   Sonicwall* ........................   $    125
   1,700   Tut Systems*+ .....................         91
                                                 --------
                                                    2,132
                                                 --------
Computer Communications Equipment (3.4%):
   1,500   Micromuse* ........................        255
   3,800   Visual Networks*+ .................        301
                                                 --------
                                                      556
                                                 --------
Computers (2.0%):
   3,500   Advanced Digital Information*+ ....        170
   4,100   National Computer Systems .........        154
                                                 --------
                                                      324
                                                 --------
Drugs & Health Care (2.5%):
   3,400   Biomatrix*+ .......................         65
     900   Gilead Sciences* ..................         49
     600   IDEC Pharmaceuticals* .............         59
     500   Incyte Pharmaceuticals* ...........         30
   2,800   Priority Healthcare, Cl B* ........         81
   6,500   Titan Pharmaceuticals*+ ...........        123
                                                 --------
                                                      407
                                                 --------
Entertainment (1.8%):
   8,970   3DO* ..............................         82
   3,000   Macrovision* ......................        222
                                                 --------
                                                      304
                                                 --------
Financial Services (0.9%):
   4,100   Metris+ ...........................        146
                                                 --------
Gas & Natural Gas (1.1%):
   3,000   Nicor .............................         98
   3,450   Southwest Gas .....................         79
                                                 --------
                                                      177
                                                 --------
Information Retrieval Services (2.4%):
   2,150   Digital River* ....................         72
   5,300   National Information Consortium* ..        170
   1,500   QRS* ..............................        158
                                                 --------
                                                      400
                                                 --------
Insurance (1.0%):
   6,400   Annuity & Life ....................        167
                                                 --------
Manufacturing (1.9%):
   7,600   Commscope* ........................        306
                                                 --------
Medical & Medical Services (4.7%):
   1,100   Arthrocare* .......................         67
   7,000   Datascope .........................        280
   2,900   Enzon* ............................        126
     400   Human Genome Sciences* ............         61
   7,300   PolyMedica* .......................        169
   7,200   Theragenics* ......................         65
                                                 --------
                                                      768
                                                 --------

Statement of Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999
Small Capitalization Fund (concluded)


                                                    MARKET
                        SECURITY                    VALUE
  SHARES               DESCRIPTION                  (000)
----------  ------------------------------------  ---------
COMMON STOCKS, CONTINUED:
Petroleum & Fuel Products (0.6%):
   1,650   Cal Dive International* ............   $    55
   2,700   Louis Dreyfus Natural Gas* .........        49
                                                  -------
                                                      104
                                                  -------
Petroleum Refining (0.2%):
   3,350   Tesoro Petroleum* ..................        39
                                                  -------
Pharmaceuticals (1.8%):
   5,350   King Pharmaceuticals*+ .............       300
                                                  -------
Printing & Publishing (0.8%):
   3,000   Valassis Communications* ...........       127
                                                  -------
Retail (5.2%):
   4,700   BJ's Wholesale Club* ...............       172
   4,200   Brauns Fashions* ...................        88
   7,400   Jack In  The Box ...................       153
   5,800   Rex Stores* ........................       203
   6,050   Too* ...............................       104
   3,960   Tweeter Home Entertainment Group* ..       141
                                                  -------
                                                      861
                                                  -------
Rubber & Plastic (0.8%):
   4,800   Trex* ..............................       128
                                                  -------
Semi-Conductors/Instruments (13.8%):
   9,155   Asm International N.V.*+ ...........       211
   3,750   Burr-Brown* ........................       135
   2,000   Credence Systems*+ .................       173
   3,500   Cymer*+ ............................       161
   3,100   Exar* ..............................       183
   2,300   Helix Technology* ..................       103
   3,000   Integrated Device Technology*+ .....        87
  16,900   Integrated Silicon Solutions* ......       280
  10,100   Netsilicon* ........................       203
     150   Next Level Communications* .........        11
   3,950   Parlex* ............................       104
   1,900   PRI Automation, Cl A*+ .............       128
   4,400   Silicon Storage Technology* ........       182
   1,500   Transwitch* ........................       109
   3,600   Zoran*+ ............................       201
                                                  -------
                                                    2,271
                                                  -------
Soap & Cleaner Preperation (0.3%):
   2,150   Church & Dwight ....................        57
                                                  -------
Specialty Construction (0.9%):
   3,400   Mastec* ............................       151
                                                  -------
Telephone & Telecommunication (4.2%):
   4,700   Adelphia Business Solutions* .......       226
   7,800   ICG Communications *+ ..............       146

SHARES OR                                           MARKET
PRINCIPAL                SECURITY                   VALUE
 AMOUNT                DESCRIPTION                  (000)
----------  -----------------------------------   ---------
COMMON STOCKS, CONTINUED:
Telephone & Telecommunication (continued):
   3,100   Intermedia*+ .......................   $   120
  11,000   SBA Communications* ................       206
                                                  -------
                                                      698
                                                  -------
Testing Laboratories (1.2%):
     300   Affymetrix* ........................        51
   1,200   Millennium Pharmaceutical*+ ........       146
                                                  -------
                                                      197
                                                  -------
Trucking (1.1%):
   4,300   Expeditors International of
             Washington .......................       188
                                                  -------

Total Common Stocks (Cost $9,735)                  15,294
                                                  -------
U.S. GOVERNMENT OBLIGATION (1.3%):
 $220,000  Federal National Mortgage Association
           Discount Note 4.059%, 01/06/00
           (Cost $220) ........................       220
                                                  -------
CASH EQUIVALENT (4.4%):
   717,762 Goldman Sachs Financial
             Square  Premium Money
             Market Fund, (Cost $718) .........       718
                                                  -------

Total Investments (Cost $10,673) -- 98.5%         $16,232
                                                  =======

Other Assets and Liabilities, Net -- 1.5%             241
                                                  -------
Net Assets:
   Fund shares (unlimited authorization -- no par
     value) based on 793,221 outstanding shares of
     beneficial interest                            9,213
   Net unrealized appreciation on investments       5,559
   Accumulated net realized gain on investments     1,701
                                                  -------
Total Net Assets -- 100.0%                        $16,473
                                                  =======

Net Asset Value, Offering and Redemption
   Price Per Share                                 $20.77
                                                  =======

--------------
* Non-income producing security
+ Security fully or partially on loan
Cl -- Class

--------------
THE GROSS UNREALIZED  APPRECIATION/(DEPRECIATION)
  FOR BOOK PURPOSES WHICH IS NOT MATERIALLY DIFFERENT
  FROM FEDERAL INCOME TAX PURPOSES IS AS FOLLOWS:
   Gross appreciation .........................   $ 5,762
   Gross depreciation .........................      (203)
                                                  -------
                                                  $ 5,559
                                                  -------


                       SEE NOTES TO FINANCIAL STATEMENTS.

Statement of Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999
ARMADA ADVANTAGE EQUITY GROWTH FUND


                                                    MARKET
                        SECURITY                    VALUE
  SHARES               DESCRIPTION                  (000)
----------  ------------------------------------  ---------
Common Stocks (96.2%):
Aircraft (0.3%):
     300   United Technologies .............      $    19
                                                  -------
Banks (4.0%):
     300   Comerica ........................           14
     600   Fannie Mae ......................           37
     700   Freddie Mac .....................           33
     200   J.P. Morgan .....................           25
   1,900   MBNA ............................           52
     400   Northern Trust ..................           21
     600   State Street ....................           44
                                                  -------
                                                      226
                                                  -------
Beauty Products (3.5%):
   1,200   Colgate Palmolive ...............           78
     500   Gillette ........................           21
     900   Procter & Gamble ................           99
                                                  -------
                                                      198
                                                  -------
Broadcasting, Newspapers & Advertising (2.8%):
   1,600   Comcast, Cl A Special ...........           81
     800   Omnicom Group ...................           80
                                                  -------
                                                      161
                                                  -------
Chemicals (0.9%):
     500   Avery Dennison ..................           36
     400   Monsanto ........................           14
                                                  -------
                                                       50
                                                  -------
Communications Equipment (7.9%):
     400   ADC Telecommunications* .........           29
   1,700   Lucent Technologies .............          127
   1,500   Nortel Networks .................          152
     800   Qualcomm* .......................          141
                                                  -------
                                                      449
                                                  -------
Computers (10.5%):
   2,600   Cisco Systems* ..................          279
   1,100   EMC* ............................          120
     100   Hewlett Packard .................           11
     800   International Business Machines .           86
     700   Lexmark International, Cl A* ....           63
     800   Pitney Bowes ....................           39
                                                  -------
                                                      598
                                                  -------
Drugs & Health Care (6.9%):
   1,200   Bristol-Myers Squibb ............           77
     200   Lilly (Eli) .....................           13
     900   Merck ...........................           60
   2,500   Pfizer ..........................           81
   1,700   Schering-Plough .................           72
   1,100   Warner-Lambert ..................           90
                                                  -------
                                                      393
                                                  -------


                                                    MARKET
                        SECURITY                    VALUE
  SHARES               DESCRIPTION                  (000)
----------  ------------------------------------  ---------
COMMON STOCKS, CONTINUED:
Entertainment (1.2%):
   1,200   AT&T-Liberty Media, Cl A* ..........   $    68
                                                  -------
Financial Services (1.5%):
     500   American Express ...................        83
                                                  -------
Food & Beverage (0.9%):
     500   Coca Cola ..........................        29
     700   PepsiCo ............................        25
                                                  -------
                                                       54
                                                  -------
Insurance (3.8%):
   1,400   American International Group .......       151
   1,200   Citigroup ..........................        67
                                                  -------
                                                      218
                                                  -------
Machinery (7.5%):
     500   Applied Materials* .................        63
     300   Emerson Electric ...................        17
   1,600   General Electric ...................       248
   2,500   Tyco International .................        97
                                                  -------
                                                      425
                                                  -------
Marine Transportation (0.8%):
   1,000   Carnival, Cl A .....................        48
                                                  -------
Medical & Medical Services (0.6%):
   1,000   Medtronic ..........................        36
                                                  -------
Miscellaneous Business Services (8.2%):
   1,300   Automatic Data Processing ..........        70
     400   BMC Software* ......................        32
   1,300   Concord EFS* .......................        33
   2,300   Microsoft* .........................       269
     800   Sun Microsystems* ..................        62
                                                  -------
                                                      466
                                                  -------
Motorcycles (0.9%):
     800   Harley-Davidson ....................        51
                                                  -------
Paper & Paper Products (1.1%):
   1,100   International Paper ................        62
                                                  -------
Petroleum & Fuel Products (1.6%):
   1,200   Burlington Resources ...............        40
     800   Schlumberger .......................        45
     154   Transocean Sedco Forex .............         5
                                                  -------
                                                       90
                                                  -------
Petroleum Refining (4.5%):
     300   BP Amoco, ADR ......................        18
     800   Chevron ............................        69
   1,200   Coastal ............................        43
   1,800   Conoco .............................        45
   1,000   Exxon Mobil ........................        81
                                                  -------
                                                      256
                                                  -------

Statement of Net Assets
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999
ARMADA ADVANTAGE EQUITY GROWTH FUND (CONCLUDED)


SHARES OR                                          MARKET
PRINCIPAL               SECURITY                   VALUE
 AMOUNTS              DESCRIPTION                  (000)
----------  ------------------------------------  ---------
Common Stocks, continued:
Printing & Publishing (1.4%):
   1,100   Time Warner ........................    $   80
                                                   ------
Retail (10.8%):
     800   Costco Wholesale* ..................        73
   1,000   Dayton Hudson ......................        73
     400   Gap ................................        18
   1,950   Home Depot .........................       134
   1,100   Kroger* ............................        21
     500   Lowe's .............................        30
   1,500   Tandy ..............................        74
     600   TJX Companies ......................        12
   1,300   Walgreen ...........................        38
   2,100   Wal-Mart ...........................       145
                                                   ------
                                                      618
                                                   ------
Semi-Conductors/Instruments (5.2%):
     800   Altera* ............................        40
     600   Analog Devices* ....................        56
   1,400   Intel ..............................       115
     900   Texas Instruments ..................        87
                                                   ------
                                                      298
                                                   ------
Telephone & Telecommunication (6.8%):
   1,000   Alltel .............................        83
     900   BellSouth ..........................        42
     700   GTE ................................        49
   1,500   MCI WorldCom* ......................        80
   1,768   SBC Communications .................        86
   1,000   Vodafone Group .....................        50
                                                   ------
                                                      390
                                                   ------
Wholesale (2.6%):
     200   Cardinal Health ....................        10
     700   Johnson & Johnson ..................        65
   1,100   Safeway* ...........................        39
     800   Sysco ..............................        32
                                                   ------
                                                      146
                                                   ------

Total Common Stock (Cost $4,755)                    5,483
                                                   ------
Cash Equivalent (3.3%):
 $187,038  Fidelity Domestic Money Market
                 Fund (Cost $187)                     187
                                                   ------

Total Investments (Cost $4,942) -- 99.5%           $5,670
                                                   ======

Other Assets and Liabilities, Net -- 0.5%              30
                                                   ------

                                                    VALUE
                                                    (000)
                                                    -----
Net Assets:
   Fund shares (unlimited authorization -- no par
     value) based on 500,010 outstanding shares of
     beneficial interest                           $4,998
   Net unrealized appreciation on investments         728
   Accumulated net realized loss on investments       (26)
                                                   ------
Total Net Assets -- 100.0%                         $5,700
                                                   ======
Net Asset Value, Offering and Redemption
   Price Per Share                                 $11.40
                                                   ======

--------------
* Non-income producing security
ADR -- American Depository Receipt
Cl -- Class

--------------
THE GROSS UNREALIZED  APPRECIATION/(DEPRECIATION)
   FOR BOOK PURPOSES WHICH IS NOT MATERIALLY DIFFERENT
   FROM FEDERAL INCOME TAX PURPOSES IS AS FOLLOWS:
   Gross appreciation .........................    $  928
   Gross depreciation .........................      (200)
                                                   ------
                                                   $  728
                                                   ------



                       SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND
Bond Fund

                                                                              YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT
  THE YEAR                                                1999          1998           1997          1996          1995
                                                        --------      ---------     ---------      --------     ---------
NET ASSET VALUE, BEGINNING OF YEAR ...................   $10.92        $ 10.70       $ 10.33        $10.50       $  9.35
                                                         ------        -------       -------        ------       -------
INVESTMENT ACTIVITIES
   Net investment income .............................     0.96           0.51          0.48          0.36          0.40
   Net realized and unrealized gains/(losses)
     from investments ................................    (1.19)          0.20          0.30         (0.18)         1.17
                                                         ------        -------       -------        ------       -------
       Total from Investment Operations ..............    (0.23)          0.71          0.78          0.18          1.57
                                                         ------        -------       -------        ------       -------
LESS DISTRIBUTIONS
   Dividends from net investment income ..............    (0.83)         (0.49)        (0.41)        (0.35)        (0.42)
   Distributions from net realized capital gains .....    (0.14)            --            --            --            --
                                                         ------        -------       -------        ------       -------
       Total Distributions ...........................    (0.97)         (0.49)        (0.41)        (0.35)        (0.42)
                                                         ------        -------       -------        ------       -------
   NET ASSET VALUE, END OF YEAR ......................   $ 9.72        $ 10.92       $ 10.70        $10.33       $ 10.50
                                                         ======        =======       =======        ======       ========
Total Return                                              (1.96%)         6.71%         7.69%         1.83%        16.98%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of year (000) ......................   $7,470        $12,337       $11,856        $9,754        $6,758
Ratio of expenses to average net assets ..............     1.29%          1.44%         1.36%         1.29%         1.57%
Ratio of net investment income to average
   net assets ........................................     5.25%          5.00%         5.36%         5.32%         5.31%
Ratio of expenses to average net assets* .............      (a)           1.50%          (a)           (a)           (a)
Portfolio turnover rate ..............................      242%           190%          144%          492%          178%


-------------
* During the period,  certain fees were voluntarily  reduced.  If such voluntary fee reductions had not occurred, the ratios have been indicated.
(a)There were no waivers or reimbursements during this period.



                       SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND
INTERNATIONAL DISCOVERY FUND

                                                                                YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT
  THE YEAR                                                 1999(b)         1998          1997          1996          1995
                                                          ---------      ---------    ---------      ---------     ---------
NET ASSET VALUE, BEGINNING OF YEAR ....................    $ 13.83        $ 12.44      $ 12.18        $ 10.59       $  9.65
                                                           -------        -------      -------        -------       -------
INVESTMENT ACTIVITIES
   Net investment loss ................................      (0.10)         (0.10)       (0.06)         (0.04)        (0.03)
   Net realized and unrealized gains
     from investments .................................       7.54           1.55         0.32           1.67          0.97
                                                           -------        -------      -------        -------       -------
       Total from Investment Operations ...............       7.44           1.45         0.26           1.63          0.94
                                                           -------        -------      -------        -------       -------
LESS DISTRIBUTIONS
   Dividends from net investment income ...............         --             --           --          (0.04)           --
   Distributions from net realized capital gains ......      (0.76)         (0.06)          --             --            --
                                                           -------        -------      -------        -------       -------
       Total Distributions ............................      (0.76)         (0.06)          --          (0.04)           --
                                                           -------        -------      -------        -------       -------
NET ASSET VALUE, END OF YEAR ..........................    $ 20.51        $ 13.83      $ 12.44        $ 12.18       $ 10.59
                                                           =======        =======      =======        =======       =======
Total Return ..........................................      55.70%         11.61%        2.13%         15.41%         9.74%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of year (000) .......................    $20,584        $18,371      $18,784        $17,001       $11,645
Ratio of expenses to average net assets ...............       2.01%          2.05%        1.90%          2.00%         2.38%
Ratio of net investment loss to average
   net assets .........................................      (0.69%)        (0.66%)      (0.46%)        (0.35%)       (0.39%)
Ratio of expenses to average net assets ...............       (a)            2.11%*       (a)            (a)           (a)
Portfolio turnover rate ...............................        115%            73%          34%            65%           86%
------------

*   During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios have been indicated.
(a) There were no waivers or reimbursements during this period.
(b) Per share data calculated using average shares outstanding method.


                       SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND
MID CAPITALIZATION FUND

                                                                              YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT
  THE YEAR                                                    1999         1998          1997          1996          1995
                                                           ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF YEAR ....................     $ 15.70       $ 14.23       $ 14.60       $ 12.44       $  9.64
                                                            -------       -------       -------       -------       -------
INVESTMENT ACTIVITIES
   Net investment loss ................................       (0.41)        (0.16)        (0.11)        (0.09)        (0.08)
   Net realized and unrealized gains
     from investments .................................        7.08          1.63          1.90          2.25          2.88
                                                            -------       -------       -------       -------       -------
       Total from Investment Operations ...............        6.67          1.47          1.79          2.16          2.80
                                                            -------       -------       -------       -------       -------
LESS DISTRIBUTIONS
   Distributions from net realized capital gains ......       (1.10)           --         (2.16)           --            --
                                                            -------       -------       -------       -------       -------
NET ASSET VALUE, END OF YEAR ..........................     $ 21.27       $ 15.70       $ 14.23       $ 14.60       $ 12.44
                                                            =======       =======       =======       =======       =======
TOTAL RETURN ..........................................       44.36%        10.33%        12.58%        17.36%        29.05%

Ratios/Supplementary Data:
Net Assets at end of year (000) .......................     $22,967       $29,066       $31,059       $24,041       $14,977
Ratio of expenses to average net assets ...............        1.59%         1.51%         1.53%         1.42%         1.62%
Ratio of net investment loss to average
   net assets .........................................       (1.09%)       (0.98%)       (0.88%)       (0.73%)       (0.84%)
Ratio of expenses to average net assets* ..............         (a)          1.57%          (a)          (a)            (a)
Portfolio turnover rate ...............................         139%           71%           55%          127%           44%
------------

*   During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios have been indicated.
(a) There were no waivers or reimbursements during this period.


                       SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND
SMALL CAPITALIZATION FUND

                                                                                YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT
  THE YEAR                                                  1999           1998           1997         1996          1995
                                                          ---------      ---------     ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF YEAR ....................    $ 16.69        $ 17.12       $ 18.20       $ 15.71       $ 11.58
                                                           -------        -------       -------       -------       -------
INVESTMENT ACTIVITIES
   Net investment loss ................................      (0.22)         (0.20)        (0.20)        (0.15)        (0.15)
   Net realized and unrealized gains/(losses)
     from investments .................................       5.16          (0.23)        (0.79)         4.79          4.28
                                                           -------        -------       -------       -------       -------
       Total from Investment Operations ...............       4.94          (0.43)        (0.99)         4.64          4.13
                                                           -------        -------       -------       -------       -------
LESS DISTRIBUTIONS
   Distributions from net realized capital gains ......      (0.86)            --         (0.09)        (2.15)           --
                                                           -------        -------       -------       -------       -------
NET ASSET VALUE, END OF YEAR ..........................    $ 20.77        $ 16.69       $ 17.12       $ 18.20       $ 15.71
                                                           =======        =======       =======       =======       =======
Total Return ..........................................      31.24%         (2.51%)       (5.47%)       29.66%        35.66%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of year (000) .......................    $16,473        $22,454       $26,860       $24,495       $13,273
Ratio of expenses to average net assets ...............       1.65%          1.53%         1.55%         1.40%         1.64%
Ratio of net investment loss to average
   net assets .........................................      (1.08%)        (1.14%)       (1.20%)       (1.06%)       (1.29%)
Ratio of expenses to average net assets* ..............        (a)           1.60%          (a)            (a)          (a)
Portfolio turnover rate ...............................        135%            83%           51%           60%           64%

------------
*   During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios have been indicated.
(a) There were no waivers or reimbursements during this period.



                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND
ARMADA ADVANTAGE EQUITY GROWTH FUND

                                                                      PERIOD ENDED DECEMBER 31,
                                                                --------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT
  THE PERIOD                                                                     1999+
                                                                                --------
NET ASSET VALUE, BEGINNING OF PERIOD .......................................     $10.00
                                                                                 ------
INVESTMENT ACTIVITIES
   Net investment loss .....................................................      (1.00)
   Net realized and unrealized gains from investments ......................       2.40
                                                                                 ------
       Total from Investment Activities ....................................       1.40
                                                                                 ------
NET ASSET VALUE, END OF PERIOD .............................................     $11.40
                                                                                 ======
 Total Return ..............................................................      14.00%(a)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ..........................................     $5,700
Ratio of expenses to average net assets ....................................       1.00% (b)
Ratio of net investment loss to average net assets .........................     (0.109%)(b)
Ratio of expenses to average net assets* ...................................       1.75% (b)
Portfolio turnover rate ....................................................         26%

------------
 *  During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios have been indicated.
 +  Fund commenced operations on September 13, 1999.
(a) Total return is for the period indicated and has not been annualized.
(b) Annualized.



                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999


1.   ORGANIZATION:

     The Parkstone Advantage Fund (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company.

     The Company is authorized to issue an unlimited number of shares which are shares of beneficial interest without par value. The Company presently offers series of shares of the Bond Fund, the International Discovery Fund, the Mid Capitalization Fund, the Small Capitalization Fund and the Armada Advantage Equity Growth Fund (collectively, "the Funds" and individually, a "Fund"). Sales of shares of the Funds may only be made to separate accounts of various life insurance companies ("Participating Insurance Companies") and certain qualified benefit plans. As of December 31, 1999, the Participating Insurance Company for the Bond, International Discovery, Mid Capitalization and Small Capitalization Funds is Security Benefit Life Insurance Company. The Armada Advantage Balanced Allocation Fund is registered but has not yet commenced operations.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

     Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation. With respect to the Bond Fund, if there have been no sales during such day, portfolio securities will be valued at the mean between the most recent quoted bid and asked prices. Portfolio securities, the principal market for which is not a securities exchange, will be valued at the mean between the most recent quoted bid and asked prices in such principal market. With respect to the International Discovery Fund, Mid Capitalization Fund, Small Capitalization Fund and the Armada Advantage Equity Growth Fund, if there have been no sales during such day, portfolio securities will be valued at the latest bid quotation. In either case, if no such price is available, then such securities will be valued in good faith at their respective fair market values using methods determined by or under the supervison of the Board of Trustees. Portfolio securities with a remaining maturity of 60 days or less may be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

     FOREIGN CURRENCY TRANSLATION:

     The market value of investment securities, other assets and liabilities of the International Discovery Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of each transaction.

     The International Discovery Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND (continued)                       DECEMBER 31, 1999

     Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

     REPURCHASE AGREEMENTS:

     The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation with capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) and from registered broker/dealers which National City Investment Management Co. (IMC) deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase the underlying securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

     LENDING PORTFOLIO SECURITIES:

     To generate additional income, the Funds, may lend up to 33 1/3% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

     When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the IMC to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the IMC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The loaned securities were fully collateralized by cash, U.S. government securities, short-term corporate notes and repurchase agreements as of December 31, 1999. As of December 31, 1999, the following Funds had securities with the following market values on loan:

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND (continued)                       DECEMBER 31, 1999

                                                  MARKET         MARKET VALUE
                                                 VALUE OF          OF LOANED
                                             COLLATERAL (000)   SECURITIES (000)
                                             ----------------   ----------------
     International Discovery Fund ...........     $2,203          $2,201
     Mid Capitalization Fund ................      6,307           6,304
     Small Capitalization Fund ..............      2,908           2,906

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

     The Funds will make distributions from net investment income and net realized capital gains on investments, if any, annually.

     FEDERAL INCOME TAXES:

     It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. On the statement of net assets the following adjustments were made:
                                           ACCUMULATED   UNDISTRIBUTED  PAID-IN-
                                          NET INVESTMENT  NET INVESTMENT CAPITAL
     FUND                                   GAIN (000)     INCOME (000)    (000)
     ----                                 --------------  -------------- -------
     International Discovery Fund .........    (170)           170          --
     Mid Capitalization Fund ..............    (265)           265          --
     Small Capitalization Fund ............    (175)           175          --
     Armada Advantage Equity Growth Fund ..      --              2          (2)



     FORWARD CURRENCY CONTRACTS:

     The Funds may enter into a forward currency contract ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

     Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held at December 31, 1999 are recorded for financial reporting purposes as unrealized gains and losses by the Funds. The following forwards were open at December 31, 1999.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND (continued)                       DECEMBER 31, 1999

                                 CONTRACTS       IN                   UNREALIZED
                              TO (DELIVER)/  EXCHANGE               APPRECIATION
                                 RECEIVE       FOR    SETTLEMENT  (DEPRECIATION)
     FUND                          (000)       (000)      DATE          (000)
     -----                    -------------  -------- ----------  --------------
     INTERNATIONAL DISCOVERY FUND

       FOREIGN CURRENCY SALES:
        Japanese Yen ...........  JP (200,000)   $(1,749)  04/03/00       $(238)

       FOREIGN CURRENCY PURCHASES:
        Euro ...................  EU 97               97   01/07/00          --
        BritishPound ...........  GB 13               21   01/04/00          --
        Japanese Yen ...........  JP 112,500         996   01/04/00         122
        Japanese Yen ...........  JP 87,500          761   04/03/00         108

     FUTURES CONTRACTS:

     Certain of the Funds may engage in futures contracts for the purpose of hedging against the value of the portfolio securities held and in the value of the securities a Fund intends to purchase, in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contact is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid second market.


     Financial futures contracts open at December 31, 1999 were as follows:

                                    NUMBER     NOTIONAL               UNREALIZED
                                      OF      COST AMOUNT EXPIRATION     GAIN
      FUND                        CONTRACTS     (000)       DATE        (000)
      ----                        ---------  ----------- ----------  ----------
     INTERNATIONAL DISCOVERY FUND --
       DAX Index                      1         $174       Mar-00        $2
       FT-SE 100 Index                1          111       Mar-00         1
       NIKKEI 225 Index               1          183       Mar-00         1

     MORTGAGE DOLLAR ROLLS:

     For the purpose of enhancing the Fund's yield, the BondFund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contacts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls as purchases and sales and maintains liquid high-grade securities in an amount at least equal to its commitment to repurchase.

     OTHER:

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Company are pro-rated to the Funds on the basis of relative net assets.

3.   INVESTMENT RISKS:

     The International Discovery Fund's investment in foreign securities may involve risks not present in domestic investments. Since foreign securities are denominated in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these currencies to the U.S. dollar can

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND (continued)                       DECEMBER 31, 1999

     significantly affect the value of the investment and operations of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the period ended December 31, 1999, are as follows:
                                                 PURCHASES (000) SALES (000)
                                                 --------------- -----------
     Bond Fund ................................      $ 7,244      $ 8,508
     International Discovery Fund .............       19,491       25,449
     Mid Capitalization Fund ..................       32,389       45,115
     Small Capitalization Fund ................       20,704       30,317
     Armada Advantage Equity Growth Fund ......        5,203          400

     Purchases and sales of long-term U.S. Government obligations were:

                                               Purchases (000)    Sales (000)
                                               ---------------    -----------

     Bond Fund .............................       $ 8,144          $22,673

     As of December 31, 1999 the following Fund has a capital loss carryforward:

                                                               Expiration
     Fund                                    Amount (000)         Date
     -----                                   ------------     -----------

     Bond Fund ............................      $338              2007

     Armada Advantage Equity Growth Fund ..        26              2007

5.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by National City Investment Management Co. (IMC). Under the terms of the investment advisory agreement, IMC is entitled to receive fees based on a percentage of the average daily net assets of the Funds. National City Bank, an affiliate of IMC, serves as custodian of the Company's assets and receives a fee based on the daily average net assets of each Fund.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services, Inc. ("BISYS Inc."), and BISYS are subsidiaries of The BISYS Group, Inc. BISYS, with whom certain officers of the Company were affiliated, served the Company as Administra-tor and Distributor prior to July 6, 1999. Such officers were paid no fees directly by the Company for serving as officers of the Company. Under the terms of the Administration Agreement between BISYS and the Company, BISYS's fees were computed daily as a percentage of the average net assets of each of the Funds. BISYS Inc. served as Distributor to the Company and as Mutual Fund Accountant and Transfer Agent prior to July 6, 1999.

     Effective July 6, 1999, SEI Investments Mutual Funds Services became the Administrator and Mutual Fund Accountant to the Company; SEI Investments Distribution Co. became the Distributor of Company shares; and State Street Bank & Trust Company became the Transfer Agent to the Company.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND (concluded)                       DECEMBER 31, 1999

                                                                                                                Armada
                                                                                                               Advantage
                                                           International         Mid             Small          Equity
                                                 Bond        Discovery     Capitalization   Capitalization      Growth
                                                 Fund          Fund             Fund             Fund            Fund
                                                 ----      -------------   --------------   --------------     ---------
     INVESTMENT ADVISORY FEES:
     Annual fee
       (percentage of average net assets)        0.55%(a)      1.15%(b)        1.00%           1.00%          0.75%(c)
     ADMINISTRATION FEES:
     Annual fee
       (percentage of average net assets)        0.20%         0.20%           0.20%           0.20%          0.20%

     ------------
     (a) The contractual Investment Advisory fee was lowered from 0.74% to 0.55% effective October 1, 1999.
     (b) The contractual Investment Advisory fee was lowered from 1.25% to 1.15% effective October 1, 1999.
     (c) The advisor is voluntarily waiving the full Investment Advisory fee. Fee waivers are voluntary and may change.

     Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

     Each Trustee receives an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $5,000 per annum for services in such capacity. The Trustees and Chairman expenses are allocated on a pro-rata basis across the Armada Funds, Parkstone Group ofFunds and Parkstone Advantage Funds. Such fees are paid for services rendered to all of the Funds and are allocated accordingly. No person who is an officer, director, trustee, or employee of IMC, SEI Investments Distribution Co., or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Company receives any compensation from the Company.

     Trustees who receive fees are eligible for participation in theCompany's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

NOTICE TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                   DECEMBER 31, 1999

     The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

Dear Parkstone Advantage Shareholders:

For the fiscal year ended December 31, 1999, each Fund designated long term capital gains and exempt income with regard to distributions paid during the year as follows:

                             (A)           (B)            (C)           (D)
                          Long Term     Ordinary         Tax
                        Capital Gains    Income         Exempt         Total
                        Distributions Distributions  Distributions  Distribution
Fund                     (Tax Basis)   (Tax Basis)    (Tax Basis)   (Tax Basis)
-----                   ------------- -------------- -------------- ------------
Bond                         8.52%        91.48%           0.00%        100.00%
International Discovery    100.00%         0.00%           0.00%        100.00%
Mid Capitalization         100.00%         0.00%           0.00%        100.00%
Small Capitalization       100.00%         0.00%           0.00%        100.00%

Items (A), (B), (C) and (D) are based on a percentage of the fund's total distribution.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

[Parkstone logo omitted]

One Freedom Valley Drive
Oaks, PA 19456

                                    BULKRATE
                                  U.S. POSTAGE
                                      PAID
                            CINCINNATI CORPORATEMAIL
                                  PERMIT # 9463
                                 CINCINNATI, OH


INVESTMENT ADVISOR:
National City(R)
Investment Management Company




1900 East Ninth Street, 22nd Floor
Cleveland, OH 44114





PAR-F-012-0100
(12/99)